May 14, 2021

DREYFUS LIQUID ASSETS, INC.

Supplement to Current Statement of Additional Information

Dreyfus Liquid Assets, Inc. (the "Fund") is no longer offered for investment, and all references to the Fund in the Statement of Additional Information are removed.

Effective as of the close of business on May 13, 2021, the assets of the Fund were transferred to Dreyfus Money Market Fund (the "Acquiring Fund"), a series of General Money Market Fund, Inc., and shareholders of the Fund became shareholders of the Acquiring Fund.